                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                    FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1937


Date of Report (Date of Earliest event reported)            SEPTEMBER 6, 1995
                                                            -----------------

                               WISMER*MARTIN, INC.
                               -------------------
                 (Name of small business issuer in its charter)


        WASHINGTON                      0-17478                 91-1196514
        ----------                      -------                 ----------
  (State or jurisdiction of     (Commission File Number)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

                            N. 12828 NEWPORT HIGHWAY
                             MEAD, WASHINGTON  99021
                                 (509) 466-0396
          (Address and telephone number of principal executive offers)


                                       N/A
          (Former name or former address, if changed since last report)

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     ITEM 5: OTHER EVENTS

     The Registrant and Seattle First National Bank, its lender, entered into an agreement entitled Modification to Third Amended Business Loan Agreement on April 11, 1995, as amended. Among other provisions, the Registrant was required to reduce its subordinated convertible debt by at least $1,000,000 and obtain at least $1,000,000 of new equity. The date for satisfaction of those requirements was August 31, 1995. The Registrant has met those financial requirements.

     The Registrant is a "small business issuer" as defined by Rule 12b-2 promulgated pursuant to the provisions of the Securities Exchange Act of 1934. The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WISMER*MARTIN, INC.
                                             Registrant


                                             By
                                                  -------------------------
                                                  Douglas A. Willford
                                                  Chief Financial Officer